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                                                                    EXHIBIT 23.1




                    [BLACKMAN KALLICK BARTELSTEIN, LLP LOGO]




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




         We consent to the incorporation by reference in the current report of Clark/Bardes Holdings, Inc. (Form 8-K) of our report dated January 29, 1999 relating to the financial statements of The Wamberg Organization, Inc. for the year ended December
         31, 1998.

         /s/ BLACKMAN KALLICK BARTELSTEIN, LLP




         Chicago, Illinois
         September 15, 1999